SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2012

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ODYSSEY PICTURES CORPORATION

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(Exact name of registrant as specified in its charter)

NEVADA 000-18954 95-4269048

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(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

2321 Coit Road, Suite E, Plano, Texas 75075

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(Address of principal executive offices) (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (972)-867-0055

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N/A

March 30, 2012

Section 5 – Corporate Governance and Mangement

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mr. Henrik Ljung has been appointed a member of the Board of Directors of the Company. Mr. Ljung is founding partner of Ampezzo Partners LLP, a private equity fund specializing in growth stage online media and marketing businesses. From 2008 to 2011 Mr. Ljung was CEO of Siguiente Capital AB, a small venture capital investment firm focused on IT and telecom innovation. From 2005 through 2008, he was head analyst online investments for that firm. Mr. Ljung brings experience to the firm in media finance and marketing. Mr. Ljung has a Masters degree in Mangement from University of St. Andrews (UK). He has studied at the Lubin School of Business and the Universite de la Sorbonne.

Mr. Ljung replaces Mr. Dan Persson on the Board who has retired from the Board.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2012

Odyssey Pictures Corporation

By: John Foster, President and CEO